Exhibit 99.1

2004 Insurance Conference

September 8, 2004

Safe Harbor Statement

Cautionary Statement under “Safe Harbor,” Provision of the Private Securities Litigation Act of 1995: This presentation contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects. Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the “SEC”), or in our communications and discussions with investors and analysts at this conference or in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. We caution investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to PXRE Group’s public filings with the SEC.

Non-GAAP Financial Measures

In certain instances when presenting PXRE’s results, management has included and discussed certain “non- GAAP” financial measures. For example, operating income excludes after-tax realized investment gains and losses and foreign exchange gains and losses, as well as other non-recurring items. These excluded items may be material in a period. Management believes that providing non-GAAP financial measures such as operating income provides useful information regarding PXRE’s results of operations consistent with industry practices which enables investors, security analysts and rating agencies to make performance comparisons with PXRE’s competitors. The reconciliation of such non-GAAP financial measures to the applicable GAAP financial measures is included in PXRE’s press releases.

Agenda

Overview

Underwriting Performance

Financial Review

Conclusion

Q&A

Overview

Highlights

High quality franchise with longstanding market presence

“A” ratings from S&P and A.M. Best

Market fundamentals remain attractive

Experienced and proven management team

Sound balance sheet, over $800 million of capital

Excellent Results

Strong 2003 results, especially in core cat and risk excess business:

–	NPW growth in this core business of 46%

–	Cat and risk excess loss ratio of 27%

–	Overall ROE of 19.2% for 2003

First half of 2004 shows further improvement:

–	Annualized ROE of 22%

–	Net income increased 40%

–	Combined ratio of 55.8%

Moderate net loss from Hurricane Charley of $13 to $18 million

Strategy

Focus on core profitable short-tail segments

Leverage status as “lead” reinsurer

Maintain strict risk controls

Apply extensive technical analysis to underwriting

Continue disciplined use of capital across underwriting cycles

A proven strategy generating long-term profits

Experienced Management Team

Officer	Title / Responsibility
		Years of
		Experience

Jeffrey Radke	CEO and President	16

Gerald Radke	Chairman	35

Guy Hengesbaugh	Chief Operating Officer	19

John Modin	EVP, CFO	17

John Daly	EVP, International Operations	27

Peter Kiernan	SVP, North America Operations	15

Andrew Stapleton	SVP, Marine and Aerospace	16

Bruce Byrnes	General Counsel	11

Underwriters average 21 years of underwriting experience

Underwriting

Underwriting Philosophy

Focus on business we know

High severity / low frequency, broad spread of risk

Highly technical underwriting and portfolio analysis: Crucible

Team approach – utilize collective experience of underwriters

All transactions approved through underwriting committee

Gross line underwriters

Maintain strong reputation among clients and brokers

Composition of Business

By Segment			Cat & Risk By Geography

2003 NPW = $278 million

	Property Catastrophe	47%
	Property Retrocession	30%
	Property Risk Excess	9%
	Specialty Risk	14%

2004 YTD NPW = $141 million

Property Catastrophe	52%
Property Retrocession	30%
Property Risk Excess	9%
Specialty Risk	9%

Managing the Cycle

Successful in attracting capital to expand in periods of opportunity in 1986, 1992, 1993 and 2001

Strong position in specialized business, such as retrocession, differentiates us from more commodity-oriented catastrophe players; provides further protection against a downturn

Superior geographic diversification

PXRE is fully prepared for the evolution of the cycle. It would take several renewal periods without major losses for rates to fall below adequate return levels

Historical Results

($ in millions)

Cumulative Cat & Risk Loss Ratio 1987 to Present = 45% Long-Term Equivalent 15% ROE

State of the Market

($ in millions)

	PROPERTY CATASTROPHE	PROPERTY RETROCESSION	SPECIALTY RISK	PROPERTY RISK EXCESS

NPW 2003[1]	$134	$86	$40	$25

NPW Q2 YTD 04[1]	$80	$45	$14	$14

Market Commentary	Large international book, strong quoting role	Relationships and experience are critical	Aviation pricing strong	Difficult market

	North American book growing, quotation role increasing	Largest risk premium	Capacity shortage in satellites	Loss leader for many insurers

	Attractive risk premium	Proprietary models required	Marine terms poor	Information often suspect

	Rates flat to down 5% before 04 losses.	Rates flat before 04 losses	Large risk premium	Low risk premium

		Data quality improving	Rates increasing in satellites; declining (but still attractive) in aviation	Rates down

[1]Before unallocated ceded excess of loss reinsurance

Risk Management

Closely monitor and manage risk profile in order to maintain financial strength

Aggregate exposure control system utilizing third party and proprietary information systems

Measure impact of each program on overall portfolio through Crucible, our proprietary risk management system

Model each and every transaction to determine appropriate risk adjusted pricing

Apply experienced underwriting judgment through team approach

Adjust underwriting commitments to reflect underwriting cycle

Charley Update

($ in millions)

	PRE TAX CHARLEY LOSS
			PROP CAT	LOW % OF	HIGH % OF
COMPANY	LOW	HIGH	PREMIUM	CAT PREM	CAT PREM

ACE	$100	$100	$321	31%	31%
Arch	26	48	99	26%	48%
Aspen	40	57	270	15%	21%
AXIS	60	80	406	15%	20%
Endurance	52	58	250	21%	23%
IPC	35	45	349	10%	13%
Max Re	6	9	21	29%	43%
Montpelier	48	63	316	15%	20%
Partner Re	35	45	347	10%	13%
Platinum	23	40	140	16%	29%
PXRE	13	18	257	5%	7%
Quanta	12	18	NA	NA	NA
Ren Re	100	140	610	16%	23%
XL Capital	125	125	482	26%	26%

	$675	$846	$3,868	17%	22%

Source: Dowling & Partners
Notes:
Property Cat premium estimates derived from public information or as below.
Aspen - 40% of Property Reinsurance premium
ACE - Ace Tempest Bermuda
IPC RE - 100% of premium
PXRE - 100% of premium, net of $1 million tax benefit
Max Re - 12.5% of DaVinci TTM GPW

Hurricane Frances

Latest industry assessment

Currently, PXRE does not have enough information to provide a credible loss estimate

Little additional comment is possible during Q&A

Crucible

Crucible is PXRE’s risk management system developed internally

Used for two main business functions:

– Planning

– Underwriting

“Attractiveness” of submissions is a function of:

– Return

– Risk

– Correlation with portfolio

PXRE’s proprietary risk measure defines risk in terms of standard deviation and skewness

Crucible – Planning

–	Current Attractive Accounts	–	Target Attractive Accounts
–	Current Unattractive Excluded	–	Target Unattractive Accounts

A key function in our planning process is our ability to “optimize” the portfolio. We have implemented software that:

–	Simulates thousands of possible contract combinations

–	Minimizes portfolio risk

–	Maximizes portfolio return

–	Identifies aggregation by Geography, Line of business & Attachment Point

Crucible - Underwriting

Crucible calculates a deal-by-deal risk adjusted rate of return on capital prior to the binding of a contract

PXRE has designed a unique approach to calculating returns so that we can avoid renewal additivity

Crucible - Hurricane Charley

Our Hurricane Charley loss of 5-7% of property catastrophe premium compares favorably to the reinsurance industry

This represents a well diversified portfolio both geographically and across retention levels

Our proprietary risk measure “rewards” diversification geographically and across retention levels

We believe that the majority of competitors have underwriting systems that consider only geographic diversification in extreme events and poorly represent their exposure to smaller events

Financial Review

Financial Tenets

Strong financial strength ratings

Rated “A” by S&P and A.M. Best

Conservative investment position

Capital management

Debt to capital ratio of 21%; Current dividend yield of 1%

Live shelf registration - $120 million primary available

Only underwriting risk varies with the cycle

Other risks, such as investment, credit, and FX, are not changed based on cycle

Seek to have no surprises other than catastrophes

Target ROE of 15% over the cycle

Capital Structure

Raised $27 million (including shoe) in common equity during 2003/2004

Issued $62.5 million of trust-preferred securities during 2003

Weighted average after-tax cost of debt is 6.67%

Capital has grown 103% since year end 2001

Growth and Composition of Capital (in $ millions)

Balance Sheet Highlights

($ in millions)

	DECEMBER 31, 2002	DECEMBER 31, 2003	JUNE 30, 2004

Cash and Investments	$805	$1,012	$1,057

Reinsurance Recoverables	237	162	142

Total Assets	$1,237	$1,360	$1,396

Loss and Loss Adjustment Expense Reserves	448	451	428

Debt	—	—	167

Trust Preferred Securities	94	157	—

Mandatory Convertible Preferred	159	172	179

Total Shareholders’ Equity	$453	$565	$635

Book Value per Share	$20.33	$22.24	$23.21

Income Statement Highlights

($ in millions)

	YEAR ENDED	YEAR ENDED	YEAR TO DATE
	DECEMBER 31, 2002	DECEMBER 31, 2003	JUNE 30, 2004

Selected Income Statement Items:

Gross Premiums Written	$367	$339	$160

Net Premiums Earned	269	321	139

Net Premiums Earned – Cat & Risk Excess	176	254	132

Net Investment Income	25	27	12

Underwriting Income – Cat & Risk Excess	108	156	85

Net Income	$65	$97	$63

Earnings per Share	$3.28	$4.10	$2.37

Selected Ratios:

Loss Ratio	47%	50%	26%

Expense Ratio	31%	25%	30%

Combined Ratio	78%	75%	56%

Loss Ratio on Cat & Risk Excess	30%	27%	24%

Key Operating Metrics

Combined Ratio	Return on Equity

 Reported           Excluding Exited Lines

Total Investment Portfolio

AS OF JUNE 30, 2004

ST Investments and Bonds	$902.6 million

Average Credit Rating	AA+

Duration	2.3 years

Manager	GR NEAM

Hedge Funds	$124.7 million

Number of Strategies	23

Sub-Managers	18

Manager	Mariner

$1.04 BILLION

Diversified, high-quality, liquid investments

Fixed Income Portfolio

AS OF JUNE 30, 2004

Sector Distribution

Credit Quality

Market Value of ST Investments and Bonds = $902.6 million

Goals include capital preservation (no surprises), appropriate liquidity levels, immunization

Relevant measures:

Average Credit Quality is AA+

Duration is 2.3 years

Less than 2% is < BBB

Diversification by sectors, within sectors, issuers, and servicers

Rigorous guideline monitoring

Hedge Funds Returns

THROUGH JUNE 30, 2004

	S&P 500	CISDM FoF Index	PXRE Portfolio
Average Annual Return	8.38%	7.55	11.01%

Standard Deviation	20.58%	5.71	6.61%
Mariner Capital - fund of funds approach - low correlation with investment indices

Focused on strategies with better risk adjusted returns than fixed income or straight equity

Only one down quarter (3rd quarter of 1998 - negative 2.2%)

Summary

Completed transition to a pure short tail company

Produced strong operating results

–	Outperformed in Hurricane Charley

–	Year to date ROE of 22%

Dramatic growth demonstrates quality of the franchise

Balance sheet is strong and transparent

Risks are limited in scope, size and coverage

Questions & Answers